LORD ABBETT SERIES FUND, INC.

Short Duration Income Portfolio

Supplement dated March 28, 2016 to the

Prospectus dated May 1, 2015

Each change below is effective March 28, 2016.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert A. Lee, Partner and Deputy Chief Investment Officer	2014
Andrew H. O’Brien, Partner and Portfolio Manager	2014
Kewjin Yuoh, Partner and Portfolio Manager	2014

The following paragraph replaces the paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 23 of the prospectus:

Robert A. Lee, Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997 and has been a member of the team since the Fund’s inception. Assisting Mr. Lee are Andrew H. O’Brien, Partner and Portfolio Manager, and Kewjin Yuoh, Partner and Portfolio Manager. Messrs. O’Brien and Yuoh joined Lord Abbett in 1998 and 2010, respectively, and have been members of the team since the Fund’s inception. Messrs. Lee, O’Brien, and Yuoh are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.